UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 22, 2020

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of Registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

100 Abbott Park Road

Abbott Park,Illinois 60064-6400

(Address of principal executive offices)(Zip code)

Registrant’s telephone number, including area code:  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Without Par Value	ABT	New York Stock Exchange Chicago Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On June 24, 2020, Abbott Laboratories (“Abbott”) completed the public offering and issuance of $1,300,000,000 aggregate principal amount of senior notes, consisting of $650,000,000 aggregate principal amount of its 1.150% Notes due 2028 (the “2028 Notes”) and $650,000,000 aggregate principal amount of its 1.400% Notes due 2030 (the “2030 Notes” and together with the 2028 Notes, the “Notes”).

The Notes were sold pursuant to a pricing agreement, dated June 22, 2020 (the “Pricing Agreement”), among Abbott, Morgan Stanley & Co. LLC, Barclays Capital Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC, for themselves and as representatives of the several other underwriters named therein. The Notes were issued pursuant to the Prospectus Supplement, dated June 22, 2020, and filed with the Securities and Exchange Commission (the “SEC”) on June 23, 2020, and the Prospectus, dated June 22, 2020, filed as part of the shelf registration statement (File No. 333-239333) that became effective under the Securities Act of 1933, as amended, when filed with the SEC on June 22, 2020.

Abbott may redeem some or all of the Notes of each series at any time at its option, in whole or from time to time in part, at the redemption prices specified in the applicable Note. Abbott intends to use the net proceeds from the Notes offering for general corporate purposes, which may include, without limitation, the repayment of indebtedness.

Please refer to the Prospectus Supplement, dated June 22, 2020, for additional information regarding the Notes offering and the terms and conditions of the Notes. The foregoing summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Indenture filed as Exhibit 4.1 hereto; and (ii) the Officers’ Certificate filed as Exhibit 4.2 hereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this report is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Pricing Agreement
4.1	Indenture, dated as of March 10, 2015, between Abbott Laboratories and U.S. Bank National Association (including form of security) (previously filed as an exhibit to Abbott's Current Report on Form 8-K, filed with the SEC on March 10, 2015)
4.2	Officers’ Certificate Pursuant to Sections 3.1 and 3.3 of the Indenture with respect to 1.150% Notes due 2028 and 1.400% Notes due 2030
4.3	Form of 1.150% Notes due 2028 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.4	Form of 1.400% Notes due 2030 (included in Exhibit 4.2 of this Current Report on Form 8-K)
5.1	Opinion of Wachtell, Lipton, Rosen & Katz
23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1 of this Current Report on Form 8-K)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: June 24, 2020	By:	/s/ Robert E. Funck, Jr.
Robert E. Funck, Jr.
Executive Vice President, Finance
and Chief Financial Officer

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